UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2010

Item 1. Report to Stockholders.


Calvert First Government
Money Market Fund

Semi-Annual Report

June 30, 2010

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TABLE OF CONTENTS
2	President's Letter
5	Portfolio Management Discussion
8	Shareholder Expense Example
10	Statement of Net Assets
13	Statement of Operations
14	Statements of Changes in Net Assets
16	Notes to Financial Statements
21	Financial Highlights
25	Explanation of Financial Tables
27	Proxy Voting and Availability of Quarterly Portfolio Holdings

[photo]

Barbara Krumsiek
Calvert CEO and President

Dear Shareholder:

Over the six-month reporting period, investor risk aversion grew as confidence in the pace of global economic recovery waned, sparking another investor flight to quality. Demand for Treasuries and other more conservative asset classes surged, while the equity markets, which had rallied strongly through mid-March, fell sharply. Asset inflows into bond funds reached $152 billion for the first half of 2010, according to Lipper data, versus inflows of $24 billion into equity funds.1

An array of concerns unnerved the markets, including proposed U.S. financial regulations, potential trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece, Spain, and other European countries.

In the U.S., economic data showed mixed signs about the strength of the recovery, raising concerns about the risk of a "double-dip" recession. Across the country, people grappled with daily images of the devastation caused by the Gulf of Mexico oil spill and its long-term implications for livelihoods, businesses, the environment, and the U.S. economy. Calvert shares the extraordinary anger and frustration felt by the millions of Americans whose lives have been disrupted since the catastrophic spill on April 20.

These mounting concerns, along with the not-fully-explained "flash crash" in the stock market on May 6, caused many investors to move into higher-quality assets.

Bonds Fare Well in Risk-Averse Market

Returns for fixed-income investments generally outpaced equity results for the six-month period, with the Barclays Capital U.S. Credit Index up 5.62% versus a loss of 6.65% for the Standard & Poor's 500 Index. Money market returns remained low but were positive, reflecting the Federal Reserve (Fed)'s continued target of 0% to 0.25% for the federal funds rate.

In the municipal bond market, demand for state, county, and Build America Bonds remained relatively high, fueled in part by fears of rising taxes. The Barclays Capital Municipal Bond Index advanced 3.31% for the reporting period.

Our Fund Strategies

With short-term interest rates at historically low levels, we believe that near-term interest-rate risk is significant. As a result, our portfolios have been conservatively positioned with shorter-than-benchmark durations for some time. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.) Because of our conservative approach, our tax-exempt strategies have struggled somewhat against their benchmarks.

Recovery Restrained, But On Track

Looking ahead, we expect the fragile economic recovery to continue, with gross domestic product growth that will likely be slower than the pace of past recoveries. Central banks around the world are continuing to maintain extremely accommodative monetary policies, which has generally kept interest rates very low by historical standards. We believe these policies are working, albeit slowly, to revive the engines of economic and corporate growth.

In the U.S., there are concerns that economic growth may slow in coming quarters as the benefits of inventory restocking and fiscal stimulus fade. Surveys of economic activity, however, have generally been showing continued growth, and industrial production has strengthened.

Of course, headwinds to full economic recovery persist. The U.S. unemployment rate hovered at 9.5% as of June, housing prices fell in the first quarter of 2010, and consumer confidence hit a low mark in June. In this constricted economic environment, the Fed has indicated that it expects to keep the federal funds rate at "exceptionally low levels" for an extended period.

Financial Reform: Center Stage

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The legislation seeks to address inadequate regulation of Wall Street firms and the type of unrestrained environment that led to the credit crisis of 2008 and the ensuing global market meltdown.

In addition, Goldman Sachs paid out the largest Securities and Exchange Commission fine in history--$550 million--to settle a civil-fraud complaint. These significant events should reassure investors and remove some uncertainty from the markets. As the Obama administration and Congress work to craft financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio

Allocations

In our view, the fixed-income markets are likely to be in transition for some time as the government tackles financial reform, the credit markets continue to recover, and interest rates ultimately trend higher.

In this shifting market environment, we believe that it is a sound strategy to include a range of fixed-income investments in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our award-winning website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

/s/ Barbara J. Krumsiek

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2010

1. Data through July 7, 2010. Source: Barron's, Lipper Mutual Fund Quarterly, July 12, 2010.

[photo]

Catherine Roy
Senior Vice President and Chief Investment Officer, Fixed Income,
Calvert Asset Management Company

Investment Climate

Over the six-month reporting period, the U.S. continued its slow recovery from the deepest recession of the post-World War II era. Assuming that the consensus1 expectation for a moderate 3.3% pace of economic growth in the second quarter of 2010 holds true, gross domestic product (GDP) will have grown at a 3.4% pace in the 12 months since the trough of the recession, with a 3.0% economic growth rate in the first half of 2010. While both rates are near the average for the last 50 years, they are well below the pace seen during previous recoveries from deep recessions. In fact, after the end of the reporting period, expectations for GDP growth continued to trend lower.

Consumer prices rose at an increasingly slow rate over the past six months--a phenomenon known as "disinflation." In fact, the yearly core inflation rate toward the end of the reporting period was only 0.9%2, the lowest since 1966. The labor market improved but remained quite weak, with the June unemployment rate at 9.5%.

As the sovereign debt crisis in the European Economic and Monetary Union (euro zone) deepened and spread, it drove market moves during the period. Debt-laden euro-zone governments and banks found it increasingly difficult to fund their debts in public markets. This rekindled investors' fears of another global markets meltdown, which always seemed to be lurking just below the surface.

The fear reached a crescendo in early May, when the European Union, International Monetary Fund, and European Central Bank announced massive support initiatives. The fear ebbed and euro-zone lending markets calmed, but concerns about the outlook for global and U.S. growth sank investor confidence and the second quarter closed on a down note.

The Federal Reserve (Fed) left the target federal funds rate near zero percent and repeatedly indicated that it would remain low for an "extended period."3 By the end of June, lending rates signaled that the market did not expect the Fed to begin raising rates until mid-2011. In the meantime, the Fed finished closing its emergency support facilities and tested some policy exit strategies. However, it did reopen dollar currency swap lines with the major central banks in response to the euro-zone debt crisis.

Toward the end of the reporting period, investors once again became more risk averse and flocked to low-yielding, liquid Treasuries--driving yields down even further. As a result, the benchmark 10-year Treasury note's yield fell 0.90 percentage points over the six-month period to 2.95%. However, with the Fed's interest-rate moves on hold, most money-market rates were nearly unchanged and three-month Treasury bills yielded only 0.17% at the end of June.4

Demand for municipal bonds remained strong as lower tax-exempt supply and attractive ratios to Treasuries outweighed concerns over state and local government budgetary strains. The success of the taxable Build America Bonds has reduced the supply of tax-exempt municipals, so the level of interest rates for long-term, tax-exempt municipals are now twice as high as those of Treasuries.

Outlook

We expect the fragile recovery to continue as the post-crisis deleveraging in the U.S. and other western economies plays out, with slow economic growth and little consumer price inflation.

Globally, the Fed and other central banks are running extremely easy monetary policies with rock-bottom interest rates. This has generally led investors to hunt far and wide to try to achieve higher returns, and take on greater risk than they did during the financial crisis of 2008 and early 2009. We saw a similar pattern in the middle of the last decade.

Given the low level of interest rates, even on bonds with higher levels of credit risk, we plan to keep the durations of our funds shorter than their respective benchmarks to help minimize the negative effects of an eventual rise in interest rates. We also plan to maintain a conservative credit risk profile in the near term.

Sincerely,

/s/ Catherine Roy

Catherine Roy
Senior Vice President and Chief Investment Officer, Fixed Income
Calvert Asset Management Company
July 2010

Investment Allocation
(% of Total investments)
U.S. Government Agencies and Instrumentalities	53.1%
Variable Rate Demand Notes	36.3%
U.S. Treasury	10.6%
Total	100%

1. Forecast source: Wall Street Journal Economic Forecasting Survey of June 2010. Actual GDP data source: Bureau of Economic Analysis

2. Year-over-year core CPI rate as of May 2010 according to the Bureau of Labor Statistics

3. Federal Open Market Committee

4. Interest rate data sources: Bloomberg and Federal Reserve

Portfolio Statistics
Weighted Average Maturity
6.30.10	43 days
12.31.09	50 days

Class O Average Annual Total Return* as of 6.30.10
6 month**	0.005%
1 year	0.01%
5 year	2.57%
10 year	2.25%

Class B Average Annual Total Return* as of 6.30.10
6 month**	0.005%
1 year	0.01%
5 year	1.63%
10 year	1.30%

Class C Average Annual Total Return* as of 6.30.10
6 month**	0.005%
1 year	0.01%
5 year	1.76%
10 year	1.60%

7-day Simple/Effective Yield as of 6.30.10
Class O	0.01%/0.01%
Class B	0.01%/0.01%
Class C	0.01%/0.01%

*Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Visit www.calvert.com for current performance data.

** Total return is not annualized for periods of one year or less.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (including sales charges on Class B and C redemptions); and (2) ongoing costs, including management fees; distribution (12b-1) fees on Class B and C shares; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 to June 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on Class B and C shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During Period* 1/1/10 - 6/30/10

Class O
Actual	$1,000.00	$1,000.05	$1.68
Hypothetical	$1,000.00	$1,023.11	$1.70
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,000.05	$1.65
Hypothetical	$1,000.00	$1,023.14	$1.67
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,000.05	$1.67
Hypothetical	$1,000.00	$1,023.12	$1.69
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of .34%, .33% and .34% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF NET ASSETS
JUNE 30, 2010
	Principal
Variable Rate Demand Notes - 54.4%	Amount	Value
Chicago Illinois MFH Revenue, 0.38%, 7/1/29,
LOC: Freddie Mac (r)	$4,200,000	$4,200,000
Colorado State Housing and Finance Authority Revenue:
0.22%, 10/15/16, GA: Fannie Mae (r)	3,900,000	3,900,000
0.38%, 2/1/31, LOC: Fannie Mae (r)	3,215,000	3,215,000
Kansas State Development Finance Authority MFH Revenue,
0.31%, 7/1/30, LOC: Freddie Mac (r)	5,100,000	5,100,000
Mississippi State Home Corp. MFH Revenue, 0.39%,
8/15/40, CF: Fannie Mae (r)	3,350,000	3,350,000
Montgomery County Maryland Housing Opportunities
Commission Revenue, 0.19%, 8/1/15, LOC: Fannie Mae (r)	4,770,000	4,770,000
Nevada State Housing Division Revenue, 0.32%, 4/15/39,
LOC: Fannie Mae (r)	6,900,000	6,900,000
New York City Housing Development Corp. MFH Mortgage
Revenue, 0.25%, 5/15/39, CF: Fannie Mae (r)	3,100,000	3,100,000
New York City Housing Development Corp. MFH Revenue:
0.32%, 6/15/34, LOC: Fannie Mae (r)	2,400,000	2,400,000
0.31%, 11/15/37, LOC: Fannie Mae (r)	5,300,000	5,300,000
New York State Housing Finance Agency Revenue:
0.31%, 11/15/29, LOC: Fannie Mae (r)	3,400,000	3,400,000
0.24%, 5/15/33, LOC: Fannie Mae (r)	2,400,000	2,400,000
0.31%, 5/15/33, LOC: Fannie Mae (r)	3,400,000	3,400,000
0.24%, 5/15/34, LOC: Fannie Mae (r)	4,600,000	4,600,000
0.23%, 5/15/36, LOC: Fannie Mae (r)	4,200,000	4,200,000
0.32%, 11/15/38, LOC: Fannie Mae (r)	5,750,000	5,750,000
St. Louis Park Minnesota MFH Revenue, 0.30%, 8/1/34,
LOC: Freddie Mac (r)	6,292,000	6,292,000
Tucson Arizona IDA Revenue, 0.32%, 1/15/32,
LOC: Fannie Mae (r)	2,740,000	2,740,000

Total Variable Rate Demand Notes (Cost $75,017,000)	75,017,000

U.S. Government Agencies and Instrumentalities - 37.2%
Fannie Mae:
0.188%, 7/13/10 (r)	4,000,000	3,999,983
3.25%, 8/12/10	1,150,000	1,153,455

U.S. Government Agencies	Principal
and Instrumentalities - Cont'd	Amount	Value
Fannie Mae Discount Notes, Zero Coupon:
12/21/10	$2,000,000	$1,996,828
1/3/11	1,000,000	997,985
Federal Farm Credit Bank:
0.175%, 7/8/10 (r)	1,000,000	1,000,000
0.747%, 11/24/10 (r)	5,000,000	5,000,284
Federal Home Loan Bank:
3.375%, 8/13/10	1,000,000	1,003,225
0.48%, 10/25/10	2,000,000	2,000,149
0.28%, 11/10/10	2,000,000	1,999,582
0.35%, 4/1/11	1,000,000	999,580
0.70%, 4/18/11	1,000,000	1,001,122
0.80%, 5/6/11	2,000,000	2,004,097
STEP, 0.30% to 9/16/10, 0.60% thereafter to 6/16/11 (r)	2,000,000	2,000,000
Federal Home Loan Bank Discount Notes, 7/1/10	2,600,000	2,600,000
Freddie Mac:
4.50%, 7/6/10	2,208,000	2,209,246
0.607%, 3/9/11 (r)	1,750,000	1,751,674
Freddie Mac Discount Notes:
9/14/10	2,000,000	1,999,000
11/16/10	2,000,000	1,997,777
Overseas Private Investment Corp. VRDN:
0.25%, 11/15/13, GA: U.S. Government (r)	6,511,629	6,511,629
0.25%, 5/15/21, GA: U.S. Government (r)	9,000,000	9,000,000

Total U.S. Government Agencies and
Instrumentalities (Cost $51,225,616)		51,225,616

U.S. Treasury - 10.9%
United States Treasury Bills:
9/23/10	4,000,000	3,996,266
9/30/10	3,000,000	2,998,673
United States Treasury Notes:
0.875%, 12/31/10	6,000,000	6,016,974
0.875%, 3/31/11	2,000,000	2,006,332

Total U.S. Treasury (Cost $15,018,245)		15,018,245

TOTAL INVESTMENTS (Cost $141,260,861) - 102.5%		141,260,861
Other assets and liabilities, net - (2.5%)		(3,457,031)
Net Assets - 100%		$137,803,830

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 133,138,033 shares outstanding		$133,147,656
Class B: 2,023,260 shares outstanding		2,023,416
Class C: 2,625,018 shares outstanding		2,625,234
Undistributed net investment income		7,524

Net Assets		$137,803,830

Net Asset Value Per Share
Class O (based on net assets of $133,155,226)		$1.00
Class B (based on net assets of $2,023,500)		$1.00
Class C (based on net assets of $2,625,104)		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:

CF: Credit Facility
GA: Guaranty Agreement
LOC: Letter of Credit

Abbreviations:

IDA: Industrial Development Authority
MFH: Multi-Family Housing
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2010
Net Investment Income
Investment Income:
Interest income	$236,730

Expenses:
Investment advisory fee	172,727
Transfer agency fees and expenses	100,059
Distribution plan expenses:
Class B	11,762
Class C	14,193
Trustees' fees and expenses	2,673
Accounting fees	10,455
Administrative fees:
Class O	166,238
Class B	2,941
Class C	3,548
Custodian fees	14,760
Registration fees	21,624
Reports to shareholders	21,124
Professional fees	13,235
Miscellaneous	11,407
Total expenses	566,746
Reimbursement from Advisor:
Class O	(276,368)
Class B	(24,700)
Class C	(27,967)
Fees paid indirectly	(3,150)
Net expenses	234,561

Net Investment Income	2,169

Realized Gain (Loss) on Investments
Net realized gain (loss)	--

Net Realized Gain
(Loss) on Investments	--

Increase (Decrease) in Net Assets
Resulting from Operations	$2,169

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$2,169	$249,568
Net realized gain (loss)	--	13,395

Increase (Decrease) in Net Assets
Resulting From Operations	2,169	262,963

Distributions to shareholders from:
Net investment income:
Class O shares	(5,988)	(276,242)
Class B shares	(106)	(1,386)
Class C shares	(116)	(608)
Total distributions	(6,210)	(278,236)

Capital share transactions:
Shares sold:
Class O shares	53,208,964	191,252,185
Class B shares	411,165	1,441,691
Class C shares	961,905	2,366,138
Reinvestment of distributions:
Class O shares	5,592	266,432
Class B shares	85	342
Class C shares	112	421
Shares redeemed:
Class O shares	(58,089,490)	(259,439,083)
Class B shares	(1,110,356)	(2,618,959)
Class C shares	(1,782,013)	(3,953,035)
Total capital share transactions	(6,394,036)	(70,683,868)

Total Increase (Decrease) in Net Assets	(6,398,077)	(70,699,141)

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended	Year Ended
	June 30,	December 31,
Net Assets	2010	2009
Beginning of period	$144,201,907	$214,901,048
End of period (including undistributed net
investment income of $7,524
and $11,565, respectively)	$137,803,830	$144,201,907

Capital Share Activity
Shares sold:
Class O shares	53,208,964	191,252,184
Class B shares	411,165	1,441,691
Class C shares	961,905	2,366,137
Reinvestment of distributions:
Class O shares	5,592	266,432
Class B shares	85	342
Class C shares	112	421
Shares redeemed:
Class O shares	(58,089,490)	(259,439,084)
Class B shares	(1,110,356)	(2,618,959)
Class C shares	(1,782,013)	(3,953,035)
Total capital share activity	(6,394,036)	(70,683,871)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the year. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	--	$66,243,861	--	$66,243,861
Variable Rate Demand Notes	--	75,017,000	--	75,017,000
TOTAL	--	$141,260,861	--	$141,260,861

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. Effective, January 1, 2010, management has implemented the ASU 2010-06 requirement to disclose the amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $28,057 was payable at period end. In addition $31,625 was receivable at period end from the Advisor for reimbursement of operating expenses.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2011. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed expenses of $276,367, $19,601, and $23,604, to maintain a positive yield during the six months ended June 30, 2010 for Class O, B, and C shares, respectively.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B and Class C pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $28,057 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $3,925 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $51,975 for the six months ended June 30, 2010. Under terms of the agreement, $8,192 was payable at period end.

Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 ($32,000 prior to April 1, 2010) plus up to $2,000 ($1,500 prior to April 1, 2010) for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2010, purchases and sales transactions were $73,805,000 and $42,700,000, respectively.

As of June 30, 2010, the federal tax cost was as follows:
Federal income tax cost of investments	$141,260,861

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had an outstanding loan balance of $32,823 at an interest rate of $1.56% at June 30, 2010. For the six months ended June 30, 2010, borrowing information by the Fund under the Agreement was as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$4,879	1.49%	$562,729	March 2010

Note E -- Subsequent Events

In preparing the financial statements as of June 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
Class O Shares	2010	2009	2008
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.001	.024
Distributions from
Net investment income	**	(.001)	(.024)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.13%	2.42%
Ratios to average net assets: A
Net investment income	.003% (a)	.13%	2.39%
Total expenses	.76% (a)	.73%	.72%
Expenses before offsets	.34% (a)	.61%	.72%
Net expenses	.34% (a)	.61%	.71%
Net assets, ending (in thousands)	$133,155	$138,034	$205,970

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.044	.042	025
Distributions from
Net investment income	(.044)	(.042)	(.025)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	4.50%	4.33%	2.50%
Ratios to average net assets: A
Net investment income	4.39%	4.24%	2.46%
Total expenses	.74%	.73%	.76%
Expenses before offsets	.74%	.73%	.76%
Net expenses	.71%	.71%	.75%
Net assets, ending (in thousands)	$173,834	$172,003	$165,619

See notes to financial highlights.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
Class B Shares	2010	2009	2008
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operation
Net investment income	**	**	.011
Distributions from
Net investment income	**	**	(.011)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.01%	1.13%
Ratios to average net assets: A
Net investment income	.01% (a)	.03%	1.08%
Total expenses	2.44% (a)	2.24%	2.25%
Expenses before offsets	.34% (a)	.71%	2.01%
Net expenses	.33% (a)	.71%	1.99%
Net assets, ending (in thousands)	$2,024	$2,723	$3,899

		Years Ended
	December 31,	December 31,	December 31,
Class B Shares	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.031	.029	.012
Distributions from
Net investment income	(.031)	(.029)	(.012)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.17%	2.99%	1.25%
Ratios to average net assets: A
Net investment income	3.08%	2.95%	1.15%
Total expenses	2.47%	2.51%	2.45%
Expenses before offsets	2.02%	2.02%	2.01%
Net expenses	2.00%	2.00%	2.00%
Net assets, ending (in thousands)	$2,043	$1,782	$2,048

See notes to financial highlights.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
Class C Shares	2010	2009	2008
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	**	.011
Distributions from
Net investment income	**	**	(.011)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.01%	1.10%
Ratios to average net assets: A
Net investment income	.01% (a)	.01%	1.04%
Total expenses	2.31% (a)	2.14%	2.21%
Expenses before offsets	.34% (a)	.74%	2.01%
Net expenses	.34% (a)	.74%	1.99%
Net assets, ending (in thousands)	$2,625	$3,445	$5,031

		Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.031	.029	.012
Distributions from
Net investment income	(.031)	(.029)	(.012)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.17%	2.98%	1.24%
Ratios to average net assets: A
Net investment income	3.08%	2.92%	1.20%
Total expenses	2.58%	2.83%	2.74%
Expenses before offsets	2.02%	2.02%	2.01%
Net expenses	2.00%	2.00%	2.00%
Net assets, ending (in thousands)	$1,941	$1,022	$1,320

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** Net investment income and distributions were less than $.001 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.
  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By: /s/ Barbara J. Krumsiek
              Barbara J. Krumsiek
              President -- Principal Executive Officer
Date:     August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: August 30, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: August 30, 2010